UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 9, 2006

FPIC Insurance Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State Jurisdiction of Incorporation)

1-11983	59-3359111
(Commission file number)	(IRS Employer Identification No.)

225 Water Street, Suite 1400 Jacksonville, Florida 32202 (904) 354-2482 www.fpic.com

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Physicians’ Reciprocal Insurers (“PRI”), a New York domiciled Reciprocal Insurer and Administrators for the Professions, Inc. (“AFP”), a New York corporation and a subsidiary of the registrant, are parties to an Amended and Restated Management Agreement dated as of January 1, 1999 (the “Management Agreement”). PRI and AFP have entered into an Amendment to Management Agreement dated as of May 9, 2006 (the “Amendment”), pursuant to which the term of the Management Agreement has been extended for an additional period of three years terminating on December 31, 2011. A copy of the Amendment is incorporated herein by reference as Exhibit 10.1.

Item 2.02.	Results of Operations and Financial Condition.

The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On May 10, 2006, FPIC Insurance Group, Inc. (“FPIC”) issued an earnings press release announcing, among other things, its first quarter 2006 unaudited consolidated results of operations and financial condition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description of Exhibits

10.1
Amendment to Management Agreement dated as of May 9, 2006, by and between Physicians’ Reciprocal Insurers and Administrators for the Professions, Inc. (incorporated by reference to Exhibit 10.1 to the registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2006)

	99.1	FPIC Insurance Group, Inc. Earnings Press Release dated May 10, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 10, 2006
FPIC Insurance Group, Inc.

	By:	/s/ John R. Byers
John R. Byers President and Chief Executive Officer

FPIC Insurance Group, Inc.
Exhibit Index to Form 8-K

Exhibit Number	Description of Exhibits
10.1
Amendment to Management Agreement dated as of May 9, 2006, by and between Physicians’ Reciprocal Insurers and Administrators for the Professions, Inc. (incorporated by reference to Exhibit 10.1 to the registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2006)

99.1	FPIC Insurance Group, Inc. Earnings Press Release dated May 10, 2006